UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 10, 2019

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

201 NW 10th, Suite 200 Oklahoma City, Oklahoma	73103
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (405) 278-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2019, Blueknight Energy Partners G.P., L.L.C. (the “General Partner”), the general partner of Blueknight Energy Partners, L.P. (the “Partnership”), announced the appointment of D. Andrew Woodward as the Chief Financial Officer of the General Partner, effective as of April 29, 2019. Mr. Woodward, age 36, will serve as the General Partner’s principal financial officer.

The Partnership and Mr. Woodward agreed on an initial compensation package as follows: $350,000 base annual salary; $50,000 initial bonus to be paid following 90 days of employment; $50,000 grant of long-term incentive units to be awarded following 30 days of employment, which will vest June 1, 2022; incentive compensation bonus of $160,000 and a grant of $160,000 of long-term incentive units, both to be awarded as part of the Partnership’s regular March 2020 compensation actions; and make-whole payments, to replace certain lost compensation opportunities with Mr. Woodward’s prior employer, totaling $550,000 to be paid in installments of $150,000, $200,000, and $200,000 on December 31 of 2019, 2020, and 2021, respectively. In addition, Mr. Woodward will be eligible to participate in all benefit programs maintained by the Partnership.

Prior to joining the Partnership, Mr. Woodward served in various financial capacities with Andeavor/Marathon Petroleum Inc. from April 2015 until his appointment by the General Partner, most recently as the Vice President, ANDX Finance and Treasurer and Principal Financial Officer. Prior to joining Andeavor/Marathon, Mr. Woodward served as the Vice President, Investment Banking - Energy Group for RBC Capital Markets, based in Houston, Texas, from July 2011 to April 2015. Mr. Woodward received his Bachelor of Arts in economics and philosophy from Colorado College, and his M.B.A. from the University of Texas at Austin. A copy of the Partnership’s press release announcing the appointment of Mr. Woodward as Chief Financial Officer is furnished as an exhibit to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release, dated April 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

		By:	Blueknight Energy Partners G.P., L.L.C
its General Partner

Date:	April 10, 2019	By:	/s/ Joel W. Kanvik
Joel W. Kanvik
Chief Legal Officer and Secretary